Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 21 to Registration Statement No. 33-37439 of CMA Treasury Fund on Form N-1A of our reports dated May 20, 2005 for each Fund and each related Trust listed below, appearing in the March 31, 2004 Annual Report of CMA Money Fund, CMA Government Securities Fund, and CMA Treasury Fund, respectively, which are incorporated by reference in the Statement of Additional Information, which is part of this Registration Statement.

Name CMA Money Fund Master Money Trust
CMA Government Securities Fund Master Government Securities Trust
CMA Treasury Fund Master Treasury Trust

We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche, LLP

Princeton, New Jersey
July 21, 2005